CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Bruce N. Alpert, Principal Executive Officer of Gabelli Equity Series Funds, Inc. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    12/1/08                  /s/ Bruce N. Alpert
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                                  Bruce N. Alpert, Principal Executive Officer



I, Agnes Mullady, Principal Financial Officer and Treasurer of Gabelli Equity Series Funds, Inc. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    12/1/08                    /s/ Agnes Mullady
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                                    Agnes Mullady,
                                    Principal Financial Officer and Treasurer